                                AMENDMENT NO. 4
                                       TO
                          LOAN AND SECURITY AGREEMENT
                          Dated as of December 6, 1994
                              AMENDED AND RESTATED
                            as of September 29, 1995


                 THIS AMENDMENT NO. 4 dated as of March 8, 1996 (this "Amendment") is entered into among ROADMASTER CORPORATION, a Delaware corporation ("RMC"), ROADMASTER LEISURE INC., a corporation incorporated under the laws of the province of Ontario, Canada ("RML"), WILLOW HOSIERY COMPANY, INC., a New York corporation ("Willow"), HUTCH SPORTS USA INC., a Delaware corporation ("Hutch"), NELSON/WEATHER-RITE, INC., a Delaware corporation ("NWR"), and ROADMASTER RECEIVABLES CORPORATION, an Illinois corporation ("RRC") (RMC, RML, Willow, Hutch, NWR and RRC being sometimes hereinafter referred to collectively as the "Borrowers" and individually as a "Borrower"), the financial institutions named on the signature pages of this Amendment as "Lenders," and BANKAMERICA BUSINESS CREDIT, INC., a Delaware corporation, as agent for the Lenders (in such capacity as agent, the "Agent"). Capitalized terms used herein but not defined herein shall have the meanings provided in the Loan Agreement.

                              W I T N E S S E T H:

                 WHEREAS, the Borrowers, the Lenders and the Agent are parties to a certain Loan and Security Agreement dated as of December 6, 1994, as amended and restated as of September 29, 1995, as further amended as of October 31, 1995 pursuant to Amendment No. 1 thereto, as of January 15, 1996 pursuant to Amendment No. 2 thereto and as of February 14, 1996 pursuant to Amendment 3 thereto (the "Loan Agreement"); and

                 WHEREAS, the Borrowers, the Lenders and the Agent have agreed to amend the Loan Agreement on the terms and conditions hereinafter set forth.

                 NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agent hereby agree as follows:

                 Section 1. Amendment of the Loan Agreement. Subject to the fulfillment of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

                 (a) The reference to the amount "$150,000,000" contained in the definition of "Borrowing Base" contained in Section 1.1 is amended to be a reference to the amount "$115,000,000."





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                 (b) The reference to the amount "$85,000,000" contained in clause (f) of the definition of "Individual Maximum Revolver Amount" contained in Section 1.1 is amended to be a reference to the amount "$75,000,000."

                 (c) The reference to the amount "$275,000,000" contained in the definition of "Revolver Facility" contained in Section 1.1 is amended to be a reference to the amount "$230,000,000."

                 (d) Each reference to the amount "$10,000,000" contained in the definition of "Unused Acceptance Subfacility" is amended to be a reference to the amount "$8,000,000."

                 (e) Each reference to the amount "$50,000,000" contained in the definition of "Unused Letter of Credit Subfacility" is amended to be a reference to the amount "$40,000,000."

                 Section 2. Sale of NWR Assets. (a) Reference is hereby made to Section 8.9 of the Loan Agreement, which, among other things, prohibits each Borrower from selling or otherwise disposing of all or any material part of its property, other than certain dispositions described therein. Notwithstanding such prohibition, subject to the fulfillment of the conditions precedent set forth in Section 3 below, the Lenders hereby consent to the sale of all of the assets of NWR and Actava World Trade to Brunswick Corporation pursuant to that certain Asset Purchase Agreement dated as of February 26, 1996 (the "Asset Purchase Agreement") among the Parent, NWR, Actava World Trade and Brunswick Corporation.

                 (b) The Agent, the Lenders and the Borrowers agree that from and after the date of this Amendment, subject to the fulfillment of the conditions precedent set forth in Section 3 below, NWR shall cease to be a "Borrower" under the Loan Agreement, and shall be released from all of its liabilities and obligations thereunder. The Borrowers further acknowledge that from and after the date of this Amendment, no Free Quota Letters of Credit will be issued under or connection with the Loan Agreement.

                 Section 3. Conditions to Amendment. This Amendment shall become effective upon satisfaction of the following conditions:

                 (a) the receipt by the Agent, by facsimile transmission, of signed counterparts of this Amendment, executed by each Lender, each Borrower and each other party thereto, and the execution of this Amendment by the Agent; provided that each Lender, each Borrower and each other party thereto shall promptly thereafter execute and deliver to the Agent eight original counterparts of this Amendment;

                 (b) the receipt by the Agent, by facsimile transmission, of signed counterparts of an





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         Acknowledgment and Reaffirmation Agreement, executed by each Borrower and each other party thereto; provided that each Borrower and each other party thereto shall promptly thereafter execute and deliver to the Agent eight original counterparts of such Acknowledgment and Reaffirmation; and

                 (c) the receipt by the Agent, for the benefit of the Lenders, of an amount equal to the sum of (1) a fee in the amount of $1,000,000, which fee was payable pursuant to and to facilitate the execution and delivery of Amendment No. 2 to the Loan Agreement, plus
         (2) the sum of the proceeds of the transactions contemplated by the Asset Purchase Agreement, net of such fee and any investment banking fees, applicable taxes, legal, accounting and other actual and necessary expenses of accomplishing and closing such transactions (following which payment all security interests and liens granted to the Agent in the "Acquired Assets" (as described and defined in the Asset Purchase Agreement) shall be released and terminated by the Agent), such proceeds to be applied first to pay in full all of the outstanding Obligations of NWR under the Loan Agreement, second, in an amount equal to $500,000, to reduce the outstanding Obligations of Hutch under the Loan Agreement by such amount, and third, to reduce the outstanding Obligations of RMC under the Loan Agreement.

                 Section 4. Representations and Warranties. Each Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, (ii) the representations and warranties contained in the Loan Agreement are correct in all material respects as though made on and as of the date of this Amendment, and (iii) no Event of Default has occurred and is continuing.

                 Section 5.  Reference to and Effect on the Loan Agreement.

                 (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Loan Agreement, as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement, as amended hereby.

                 (b) Except as specifically amended above, the Loan Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                 (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement or of any Default or Event of Default in existence on the date of this Amendment.





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                 Section 6.  Execution in Counterparts.  This Amendment may be
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                 Section 7. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of laws provisions) of the State of Illinois.





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                 Section 8.  Section Titles.  The section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.


                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of March 8, 1996.


                                           ROADMASTER CORPORATION



                                           By:
                                              ----------------------------------
                                              Title:


                                           ROADMASTER LEISURE INC.



                                           By:
                                              ----------------------------------
                                              Title:


                                           WILLOW HOSIERY COMPANY, INC.



                                           By:
                                              ----------------------------------
                                              Title:


                                           HUTCH SPORTS USA INC.



                                           By:
                                              ----------------------------------
                                              Title:





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                                           NELSON/WEATHER-RITE, INC.



                                           By:
                                              ----------------------------------
                                              Title:


                                           ROADMASTER RECEIVABLES CORPORATION



                                           By:
                                              ----------------------------------
                                              Title:


                                           BANKAMERICA BUSINESS CREDIT, INC.,
                                           as the Agent



                                           By:
                                              ----------------------------------
                                              Vice President


                                           BANKAMERICA BUSINESS CREDIT, INC.,
                                           as a Lender



                                           By:
                                              ----------------------------------
                                              Vice President


                                           DEUTSCHE FINANCIAL SERVICES
                                           CORPORATION, as a Lender



                                           By:
                                              ----------------------------------
                                              Vice President





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                                           MELLON BANK, N.A., as a Lender



                                           By:
                                              ----------------------------------
                                              Vice President


                                           NATIONSBANK OF GEORGIA, N.A.,
                                           as a Lender



                                           By:
                                              ----------------------------------
                                              Vice President


                                           GREEN TREE FINANCIAL SERVICING
                                           CORPORATION, as a Lender



                                           By:
                                              ----------------------------------
                                              Vice President


                                           NATIONAL BANK OF CANADA, a Canadian
                                           chartered bank, as a Lender



                                           By:
                                              ----------------------------------
                                              Vice President



                                           By:
                                              ----------------------------------




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                                           FIRST BANK NATIONAL ASSOCIATION,
                                           as a Lender



                                           By:
                                              ----------------------------------
                                              Vice President





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